INCUMBENCY AND AUTHORIZATION CERTIFICATE
                 OF BORROWER



                 The undersigned hereby certifies that he/she is
            Secretary of TECHNOLOGY INTEGRATION FINANCIAL SERVICES, INC., a Kentucky corporation (the "Borrower"), and the undersigned does hereby further certify that the representations hereinafter set forth are true and correct as of the date hereof.

                 The undersigned further certifies that the exhibits
            attached hereto are true and correct copies of the following:

                 (a)  Exhibit A - Articles of Incorporation of the
            Borrower
                 (b)  Exhibit B - Bylaws of the Borrower; and
                 (c) Exhibit C - Resolution of Board of Directors of the
                      Borrower duly adopted on _________________ by
            unanimous written consent, which Resolution is now in full force and effect.

                 The undersigned hereby certifies that ________________,
            ______________, has been duly authorized by action duly taken by the Board of Directors of the Borrower, as reflected in Exhibit C hereto, to execute and deliver on behalf of the Borrower the Loan Documents, referred to in Exhibit C hereto, as well as all additional documents and instruments and to take such other action as he deems necessary and proper on behalf of the Borrower in connection with the making of the Loans referenced in Exhibit C hereto.


                 IN WITNESS WHEREOF, the undersigned hereby certifies
            the above to be true and has hereunto set his/her signature this ____ day of ________, 1997.

                                      TECHNOLOGY INTEGRATION FINANCIAL
                        SERVICES, INC.,
                                      a Kentucky corporation


                                      By:
                                           Secretary
                               E-61
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